                                                                    SUB-ITEM 77M

                                    MERGERS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

INVESCO VAN KAMPEN V.I. GLOBAL TACTICAL ASSET ALLOCATION FUND TO INVESCO V.I. BALANCED-RISK ALLOCATION FUND

     On December 1, 2010 and January 20, 2011, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund (the "Target Fund"), shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco V.I. Balanced-Risk Allocation Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganization.

INVESCO V.I. GLOBAL MULTI-ASSET FUND TO INVESCO V.I. BALANCED-RISK ALLOCATION
FUND

     On December 1, 2010 and January 20, 2011, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco V.I. Global Multi-Asset Fund (the "Target Fund"), shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco V.I. Balanced-Risk Allocation Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganization.

INVESCO V.I. BASIC BALANCED FUND TO INVESCO VAN KAMPEN V.I. EQUITY AND INCOME
FUND

     On October 27, 2010, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco V.I. Basic Balanced Fund (the "Target Fund"), shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Van Kampen V.I. Equity and Income Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders of the corresponding Target Fund received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganization.

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                                                                    SUB-ITEM 77M

INVESCO V.I. INCOME BUILDER FUND TO INVESCO VAN KAMPEN V.I. EQUITY AND INCOME
FUND

     On October 27, 2010, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco V.I. Income Builder (the "Target Fund"), shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Van Kampen V.I. Equity and Income Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders of the corresponding Target Fund received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

INVESCO V.I. SELECT DIMENSIONS BALANCED FUND TO INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND

     On October 27, 2010, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco V.I. Select Dimensions Balanced Fund (the "Target Fund"), shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Van Kampen V.I. Equity and Income Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders of the corresponding Target Fund received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

INVESCO VAN KAMPEN V.I. GOVERNMENT FUND TO INVESCO V.I. GOVERNMENT SECURITIES
FUND

     On October 27, 2010, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco Van Kampen V.I. Government Fund (the "Target Fund"), shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco V.I. Government Securities Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders of the corresponding Target Fund received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

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                                                                    SUB-ITEM 77M

INVESCO VAN KAMPEN V.I. HIGH YIELD FUND TO INVESCO V.I. HIGH YIELD FUND

     On October 27, 2010, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco Van Kampen V.I. High Yield Fund (the "Target Fund"), shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco V.I. High Yield Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders of the corresponding Target Fund received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

INVESCO VAN KAMPEN V.I. VALUE FUND TO INVESCO VAN KAMPEN V.I. COMSTOCK FUND

     On October 27, 2010, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco Van Kampen V.I. Value Fund (the "Target Fund"), shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Van Kampen V.I. Comstock Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders of the corresponding Target Fund received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND TO INVESCO V.I. INTERNATIONAL GROWTH FUND

     On October 27, 2010, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco Van Kampen V.I. International Growth Equity Fund (the "Target Fund"), shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco V.I. International Growth Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders of the corresponding Target Fund received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

INVESCO V.I. DYNAMICS FUND TO INVESCO V.I. CAPITAL DEVELOPMENT FUND

     On October 27, 2010, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco V.I. Dynamics Fund (the "Target Fund"), shareholders approved the Agreement that provided for the combination of the Target Fund with

                                                                    SUB-ITEM 77M

Invesco V.I. Capital Development Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders of the corresponding Target Fund received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

INVESCO V.I. LARGE CAP GROWTH FUND TO INVESCO VAN KAMPEN V.I. CAPITAL GROWTH
FUND

     On October 27, 2010, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco V.I. Large Cap Growth Fund (the "Target Fund"), shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Van Kampen V.I. Capital Growth Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders of the corresponding Target Fund received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

INVESCO V.I. FINANCIAL SERVICES FUND TO INVESCO V.I. DIVIDEND GROWTH FUND

     On October 27, 2010, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (formerly known as AIM Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco V.I. Financial Services Fund (the "Target Fund"), shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco V.I. Dividend Growth Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders of the corresponding Target Fund received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

INVESCO V.I. SELECT DIMENSIONS DIVIDEND GROWTH FUND TO INVESCO V.I. DIVIDEND GROWTH FUND

     On October 27, 2010, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco V.I. Select Dimensions Dividend Growth Fund (the "Target Fund"), shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco V.I. Dividend Growth Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders of the corresponding Target Fund received in the Reorganization was the same as the total value of shares of

                                                                    SUB-ITEM 77M

the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND TO INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND

     On October 27, 2010, the Board of Trustees of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("AVIF") approved an Agreement and Plan of Reorganization (the "Agreement"). On April 1, 2011, at a Joint Special Meeting for shareholders of Invesco V.I. Global Dividend Growth Fund (the "Target Fund "), shareholders approved the Agreement that provided for the combination of the Target Fund with Invesco Van Kampen V.I. Global Value Equity Fund, (the "Acquiring Fund"), an investment portfolio of AVIF (the "Reorganization"). Pursuant to the Agreement, on May 2, 2011, all of the assets of the Target Fund were transferred to the Acquiring Fund. The Acquiring Fund assumed all of the liabilities of the Target Fund, and AVIF issued Series I shares of the Acquiring Fund to the Target Fund's Series I shareholders and Series II shares of the Acquiring Fund to the Target Fund's Series II shareholders. The total value of the Acquiring Fund shares of each class that shareholders of the corresponding Target Fund received in the Reorganization was the same as the total value of shares of the corresponding class of the Target Fund that shareholders held immediately prior to the Reorganization. No sales charges or redemption fees will be imposed in connection with the Reorganizations.

FOR A MORE DETAILED DISCUSSION ON THE REORGANIZATION, PLEASE SEE THE AGREEMENT AND PLAN OF REORGANIZATION FILED HEREIN UNDER ITEM 77Q1(G).